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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K


         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported):  November 17,
                              1997





                          INTERGRAPH CORPORATION
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


                             0-9722
                    ------------------------
                    (Commission File Number)


       Delaware                                 63-0573222
----------------------------     ------------------------------------
(State or Other Jurisdiction     (I.R.S. Employer Identification No.)
  of Incorporation)


Intergraph Corporation
 Huntsville, Alabama                            35894-0001
----------------------------------------      --------------
(Address of Principal Executive Offices)        (Zip Code)



                            (205) 730-2000
                          ------------------
                          (Telephone Number)



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                     INTERGRAPH CORPORATION
                            FORM 8-K
                        November 24, 1997



  Item 5: Other Events.
          -------------

          Intergraph   Corporation   ("Intergraph"   or   "the
          Company") filed a legal action on November 17, 1997, in U.S. District Court, the Northern District of Alabama, Northeastern Division, charging Intel Corporation ("Intel"), the supplier of all of the Company's microprocessor needs, with anticompetitive business practices. In the lawsuit, Intergraph alleges that Intel has engaged in a series of wrongful acts designed to coerce Intergraph into relinquishing to Intel certain of its computer technology patents, including interference with business and contractual relations, interference with technical assistance from third party vendors, breach of contract, misappropriation of trade secrets, and negligence, and further alleges that Intel has infringed upon those patents. These patents define the architecture of the cache memory of a microprocessor developed by the Company, and the Company believes this architecture is at the core of Intel's entire Pentium line of microprocessors and systems. Intergraph asserts claims for compensatory damages resulting from Intel's wrongful conduct and infringing acts, and punitive damages in an amount sufficient to punish and deter Intel's wrongful conduct. Additionally, the Company has requested that Intel be permanently enjoined from use of anticompetitive business practices against the Company, allowing Intergraph to continue development and sale of Intel-based products without interruption.

          Intel filed a responsive legal action on November 17, 1997, in the U.S. District Court, the Northern District of California, requesting, among other things, i) that the court declare the Company's patents invalid and/or not infringed by Intel, ii) that Intergraph be enjoined from making further assertions that Intel's customers infringe based on the use of Intel's microprocessors,
          iii) that the court declare that Intel has no obligation to disclose any of its trade secrets or other confidential information to Intergraph, and iv) that the court declare that Intel's decision to discontinue the provision of trade secrets and other confidential information to Intergraph does not violate any doctrine of federal or state statutory or common law.

          The Company's patents relate to its RISC (reduced instruction set computer)-based Clipper microprocessor, which was the industry's first attempt to bring mainframe computing power to compact, low cost integrated circuit technology. In 1992, Intergraph began evaluation of a transition from Clipper to Intel's microprocessor for use in its future workstation products. At that time, Intel had little experience with workstations or the workstation market and had been unsuccessful in the development of its own RISC-based microprocessor for the workstation market. In 1993, Intergraph began discussions with Intel regarding this transition. Based on Intel's representations regarding its microprocessor development plans for the workstation market, Intergraph began the transition from Clipper to Intel-based design, and the two companies cooperated in introduction to the market of the Intel/Windows NT platform as an alternative to the RISC/UNIX platform. The Company ceased further design of its Clipper microprocessor at the end of 1993, and made a substantial investment in the redesign of its hardware platform to utilize microprocessors supplied by Intel. The Company relied on the assurances, representations, and commitments of Intel that they would supply Intergraph's microprocessor needs on fair and reasonable terms, and would provide Intergraph with the essential technical information, assistance, and advice necessary to utilize the microprocessors to be developed and supplied by Intel. As a result of the assurances of Intel and the transition to Intel-based workstations, Intergraph is technologically and economically bound to the use of Intel's microprocessors.

          The  Company believes it has the commitment of  Intel
          for microprocessor supply believed to be adequate for the Company's needs through March 31, 1998, and Intel spokesmen have publically stated that it is unlikely they will refuse to sell to Intergraph as a result of Intergraph's lawsuit. The Company, however, has filed a motion before the court requesting that Intel be required to continue supply of the Company's microprocessor needs until resolution of Intergraph's claim. An inability to obtain sufficient supply of Intel microprocessors or migration of the Company's products to microprocessors other than those of Intel would have significant adverse effects on the Company's financial position and results of operations.

          The Company believes it was necessary to take legal action against Intel in order to defend its growing workstation business and its intellectual property related to that business. The Company will vigorously pursue and defend its positions and believes it will prevail in these matters.


  Item 7: Exhibits.
          ---------

          Number                  Description
          --------    ----------------------------------------------------
          99(a)       Press release, "Intergraph Sues Intel for
                      Anticompetitive Behavior", dated November 17, 1997

          99(b)       Press release, "Intergraph CEO  Explains
                      Suit Against Intel in Open Letter to Shareholders", dated November 17, 1997





Forward-looking statements
--------------------------

Any statement contained in this current report which is not a historical fact, or which might otherwise be considered an opinion or projection concerning Intergraph Corporation , whether express or implied, is meant as and should be considered a forward looking statement as that term is defined in the
Private Securities Litigation Reform Act of 1996. Forward looking statements are based on assumptions and opinions concerning a variety of known and unknown risks, including but not necessarily limited to fluctuations in customer demand, acceptance of new products, changes in technology, product introductions by competitors, and general economic conditions, as well as other risks more completely described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Forms 10-Q for the quarters ended March 31, June 30, and
September 30, 1997. If any of these assumptions or opinions prove incorrect, any forward looking statements made on the basis of such assumptions or opinions may also prove materially incorrect in one or more respects.


                     INTERGRAPH CORPORATION
                            SIGNATURE


   Pursuant  to the requirements of the Securities Exchange
   Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                     INTERGRAPH CORPORATION
                     ----------------------
                          (Registrant)




               By: /s/ John W. Wilhoite
                   -----------------------------
                   John W. Wilhoite
                   Vice President and Controller


             Date: November 24, 1997